UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2009
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization		Identification No.)

One Express Way, St. Louis, MO		63121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number including area code: 314-996-0900
No change since last report
(Former Name or Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-23.1: CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1: UNAUDITED PRO FORMA FINANCIAL STATEMENTS
EX-99.2: UPDATES TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K
EX-99.3: UPDATES TO THE COMPANY'S QUARTERLY REPORT
EX-99.4: AUDITED COMBINED FINANCIAL STATEMENTS
EX-99.5: UNAUDITED COMBINED FINANCIAL STATEMENTS

Item 8.01 Other Events
Pro Forma Financial Information
     Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2008 and as of and for the three months ended March 31, 2009. The pro forma financial statements give pro forma effect to the pending acquisition of the pharmacy benefit management business of Wellpoint, Inc. (the “PBM Business”) and certain proposed financing transactions. The pro forma financial statements are derived from the historical financial statements of the Company and the PBM Business. The pro forma financial statements, which have been prepared in connection with the proposed financing transactions, are preliminary and reflect a number of assumptions, including, among others, that the acquisition and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from the Company’s current expectations. The Company intends to file revised pro forma financial statements following the completion of the acquisition and such revised pro forma financial statements will update and replace the preliminary pro forma financial statements filed herewith.
Consolidating Guarantor Financial Information
     The Company expects that certain of its 100% owned domestic subsidiaries will jointly and severally and fully and unconditionally guarantee the Company’s obligations under the indenture governing the debt securities that the Company intends to issue in connection with certain proposed financing transactions. Set forth in Note 16 to the Company’s audited consolidated financial statements attached hereto as Exhibit 99.2 and incorporated herein by reference, the Company has included condensed consolidating financial information for the fiscal years 2008, 2007 and 2006. Set forth in Note 10 to the Company’s unaudited consolidated financial statements attached hereto as Exhibit 99.3 and incorporated herein by reference, the Company has included condensed consolidating financial information for the three months ended March 31, 2009 and 2008.
Revised Segment Information
     As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009, during the first quarter of 2009, the Company changed its reportable segments from Pharmacy Benefit Management (“PBM”) and Specialty Ancillary Services (“SAAS”) to PBM and Emerging Markets. The Specialty Pharmacy operations, which were previously in the Company’s SAAS segment, have been operationally integrated with the Company’s PBM operations in order to maximize its growth and improve efficiency. The Company has replaced the following items that were contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the new reportable segments:
•	Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

•	Item 8: “Financial Statements and Supplementary Data.”
     The adjusted segment information constitutes a reclassification and has no impact on reported net income or earnings per share for any period. The adjusted disclosures referenced above are set forth in Exhibit 99.2 and incorporated herein by reference.
Historical Financial Statements of the Pharmacy Benefit Management Business of WellPoint, Inc.
     Attached hereto as Exhibit 99.4 and incorporated herein by reference are the audited combined financial statements of the PBM Business as of and for the years ended December 31, 2008, 2007 and 2006 with the report of the independent registered public accounting firm.

Set forth in Exhibit 99.5 and incorporated herein by reference are the unaudited combined financial statements of the PBM Business as of and for the three months ended March 31, 2009 and 2008.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits:
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of the Company

99.2	Updates to the Company’s Annual Report on Form 10-K as of December 31, 2008

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Consolidated Financial Statements and Supplementary Data
Part IV, Item 15. Schedule II Valuation and Qualifying Accounts and Reserves for the years ended December 31, 2008, 2007 and 2006

99.3	Updates to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009

Part I, Item 1. Financial Statements (unaudited)

99.4	Audited Combined Financial Statements of the Pharmacy Benefit Management Business of WellPoint, Inc. as of and for the Years Ended December 31, 2008, 2007 and 2006

99.5	Unaudited Combined Financial Statements of the Pharmacy Benefit Management Business of WellPoint, Inc. as of and for the Three Months Ended March 31, 2009 and 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: June 2, 2009	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President and General Counsel